Anixter Investor Day 2015 Exhibit 99.1

Table of Contents
Safe Harbor Statement 3
Today’s Agenda 4
Bob Eck, President and CEO. 5
Bill Galvin, EVP, Network & Security Solutions 29
Bob Graham, EVP, Electrical & Electronic Solutions 54
John Tisera, EVP, Utility Power Solutions. 77
Ted Dosch, EVP, Finance and CFO 103
Appendix 126
Biographies 136
Notes 139
© 2015 Anixter Inc. 2

The statements in this presentation other than historical facts are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of factors that could cause our actual results to differ materially from what is indicated here. These factors include but are not limited to general economic conditions, the level of customer demand particularly for capital projects in the markets we serve, changes in supplier sales strategies or financial viability, risks associated with the sale of nonconforming products and services, political, economic or currency risks related to foreign operations, inventory obsolescence, copper price fluctuations, customer viability, risks associated with accounts receivable, the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks and risks associated with integration of acquired companies. These uncertainties may cause our actual results to be materially different than those expressed in any forward looking statements. We do not undertake to update any forward looking statements. Please see our Securities and Exchange Commission (“SEC”) filings for more information. In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) above, this presentation includes certain financial measures computed using non-GAAP components as defined by the SEC. Specifically, net sales comparisons to the prior corresponding period, both worldwide and in relevant segments, are discussed in this presentation both on a GAAP basis and non-GAAP basis. We believe that by reporting non-GAAP organic growth, which adjusts for the impact of acquisitions (when applicable), foreign exchange fluctuations and copper prices, both management and investors are provided with meaningful supplemental sales information to understand and analyze our underlying trends and other aspects of our financial performance. Beginning in 2015, we calculate the year-over-year organic sales growth impact relating to the Tri-Ed acquisition by including the 2014 results with our results (on a "pro forma" basis) as we believe this represents the most accurate representation of organic growth, considering the nature of the company we acquired and the synergistic revenues that have been achieved. From time to time, we may also exclude other items from reported financial results (e.g., impairment charges, inventory adjustments, restructuring charges, tax items, currency devaluations, etc.) so that both management and financial statement users can use these non-GAAP financial measures to better understand and evaluate our performance period over period and to analyze the underlying trends of our business. Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. The non-GAAP financial measures should be considered in conjunction with the Condensed Consolidated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. Unless otherwise stated, all numbers in this presentation reflect results from continuing operations. Safe Harbor Statement © 2015 Anixter Inc.

Today’s Agenda Speaker 1:00 2:00 Registration and informal time with management 2:00 2:05 Lisa Meers, VP – Investor Relations 2:05 2:30 Bob Eck, President and CEO 2:30 3:00 Bill Galvin, EVP, Network & Security Solutions 3:00 3:30 Bob Graham, EVP, Electrical & Electronic Solutions 3:30 3:45 Break 3:45 4:05 John Tisera, EVP, Utility Power Solutions 4:05 4:35 Ted Dosch, EVP, Finance and CFO 4:35 4:55 Q&A 4:55 5:00 Bob Eck 5:00 6:00 Cocktail Reception © 2015 Anixter Inc.

Anixter Investor Day 2015 Bob Eck President and CEO

Key Messages Today Acquired Tri-Ed and Power Solutions Divested Fasteners Repositioned and Strengthened the Business Leading position in attractive businesses Differentiators create a competitive advantage Platform for Sustainable Growth Delivering synergies Capitalizing on growth drivers Excellence in Execution © 2015 Anixter Inc.

Agenda Platform for Sustainable Growth Growth Drivers Anixter at a Glance Repositioned and Strengthened the Business © 2015 Anixter Inc.

A Solid Performance Record 2009 to 2014 Adjusted Operating Income ($M) Sales ($B) Adjusted Operating Margin Adjusted ROTC Note: As reported, non-GAAP results 6% CAGR 14% CAGR +160 bps +890 bps © 2015 Anixter Inc.

Strategic Actions Add $1.6B to Sales Run Rate Sales Bridge 2013 - 2014 PF $B Note: numbers do not foot due to rounding +$1.6 © 2015 Anixter Inc.

Key Metrics 2014 Pro Forma After Three Strategic Actions 2013 2014PF Sales $6.2B $7.8B Adjusted EBITDA $399M $468M Adjusted EBITDA margin 6.4% 6.0% Adjusted ROTC 24.8% 27.5% Countries 50 50 Cities 250+ 300+ SKUs ~450k ~600k Inventory $1.0B $1.2B Warehouses/Branches ~210 ~340 Anixter 2014 PF Consolidated Sales $7.8B ECS: $3.9B 50% W&C: $2.0B 26% PS: $1.9B 24% © 2015 Anixter Inc.

Agenda Platform for Sustainable Growth Growth Drivers Anixter at a Glance Repositioned and Strengthened the Business © 2015 Anixter Inc.

Repositioned and Strengthened Platform Strategic actions transform the business Creating a more focused mix with new segment structure Improved geographic mix Power Solutions increases breadth and depth of product portfolio © 2015 Anixter Inc.

Q3 2014 Q2 2015 Q3 2015 Resulting in more attractive end market exposure 1. Strategic Actions Transform the Business Closed 9/17/2014 Adj. EBITDA* $36M Purchase Price $420M Acquisitions Divestiture Closed 10/5/2015 Adj. EBITDA** $79M Purchase Price $825M Closed 6/1/2015 2014 Adj. EBITDA $47M Sale Price $380M OEM Supply – Fasteners *Tri-Ed Adjusted EBITDA for the trailing twelve months ended June 30, 2014 **HD Supply Power Solutions adjusted EBITDA from HD Supply SEC filings © 2015 Anixter Inc.

2.Creating a More Focused Mix with New Segment Structure Previous Structure Changes Repositioned Segment Structure 2014 PF Sales Segment Name Estimated 2014 PF Sales Enterprise Cabling & Security Solutions $3.9 Network & Security Solutions $3.9 Electrical and Electronic Wire & Cable $2.0 + $0.6 Low voltage – $0.2 Utility Electrical & Electronic Solutions $2.4 Power Solutions $1.9 + $0.2 Utility – $0.6 Low voltage Utility Power Solutions $1.5 Total $7.8 $7.8 ECS 50% W&C 26% PS 24% Network & Security Solutions 50% Utility Power Solutions 19% Electrical & Electronic Solutions 31% $ Billions © 2015 Anixter Inc.

Less exposure to more volatile geographies Lower currency risk 3.Improved Geographic Mix 2013 Geographic Mix $6.2 Billion 2014 PF Geographic Mix $7.8 Billion North America 69% EMEA 18% Emerging Markets 13% North America 82% Emerging Markets 10% EMEA 8% © 2015 Anixter Inc.

4.Power Solutions Increases Breadth and Depth of Product Portfolio Transforms utility business to #1 in North America market Strategically expands W&C product portfolio Creates cross selling opportunities Provides gross margin enhancement opportunities 2014 - Q3 2015 Strategic transformation Q4 2015 Forward Integration and execution © 2015 Anixter Inc.

Agenda Platform for Sustainable Growth Growth Drivers Anixter at a Glance Repositioned and Strengthened the Business © 2015 Anixter Inc.

Key Platform Strengths Leading positions in attractive businesses Strong, diverse and global suppliers and customers Competitive advantages and barriers to entry Digital marketing capabilities enhance our value proposition © 2015 Anixter Inc.

1. Leading Positions in Attractive Businesses

ANIXTER

$ Billions

	Network & Security Solutions	Electrical & Electronic Solutions	Utility Power Solutions
Leading Position	Global #1	Global Top 3	North America #1
Large	~$55B TAM	~$450B TAM	~$31B TAM
Growing	3 - 4% CAGR	2 - 3% CAGR	~4% CAGR
Fragmented	~7% Share	<1% Share	<4% Share
Diverse and Global	**END USERS** Commercial, Data Center, Defense, Education, Electronics, Government, Healthcare, Industrial, Oil and Gas, Retail, Semi-conductor, Transportation, Utility **CHANNELS** Contractors, Integrators, EPCs		

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© 2015 Anixter Inc.

2.Strong, Diverse and Global Suppliers and Customers CUSTOMERS SUPPLIERS © 2015 Anixter Inc.

3. Competitive Advantages and Barriers to Entry Key Differentiators • Global Capabilities with Local Presence • • Customized and Scalable Supply Chain Solutions • • Technical Expertise • Network & Security Solutions Electrical & Electronic Solutions Utility Power Solutions © 2015 Anixter Inc.

COMPETITIVE ADVANTAGES AND BARRIERS TO ENTRY Video: Differentiators in Action Company Global pharmaceutical company Challenge Upgrade factory floor operating systems to comply with new US regulations 3000 units shipped to nine countries in eight weeks Solution End-to-end, easy-to-install solution, able to withstand harsh environment Results Simplified firewall installation Provided consistency across all locations Reduced cost of global deployment Video Link Anixter.com/differentiators © 2015 Anixter Inc.

4.Digital Marketing Capabilities Enhance our Value Proposition Digital marketing capabilities enable complete integration with customers Traditional EDI Punchouts Direct customer integration Online portal Checkout / buy online Omni-channel experience a must Customers expect to have options for how they conduct business with Anixter The B2B experience must be closer to what customers are experiencing in the B2C realm Driving results for customers Greater visibility into inventory, material movement, labor expense Reduces working capital investment Creates labor savings © 2015 Anixter Inc.

Agenda Platform for Sustainable Growth Growth Drivers Anixter at a Glance Repositioned and Strengthened the Business © 2015 Anixter Inc.

Capitalize on Multiple Long Term Revenue Growth Opportunities Security products Low voltage electrical products Industrial Communication and Control Wireless Professional audio/visual Data and mobility usage Physical security Non-residential construction Residential construction Electrical grid infrastructure Oil and gas headwinds Deflationary pressures One Anixter Synergistic cross-selling Multi-tenant data centers Small and mid-sized customers Digital marketing and eCommerce Core Market Growth Product Line & Service Offering Expansion Market Share Gains Expansion of security and low voltage products into Canada, Mexico and EMEA Expansion of utility products into Western Canada and Mexico Geographic Growth © 2015 Anixter Inc.

Positioned to Deliver Profitable Growth and Asset Efficiency 150 – 250 bps above market 1.5 – 2.0X <20% Strategic Financial Goals Organic Revenue Growth Adjusted EBITDA Leverage Working Capital as a % of Sales © 2015 Anixter Inc.

Focused cost management Working capital discipline Financially flexible model Use balance sheet to create value Success with Tri-Ed acquisition and Fasteners divestiture sets us up well for Power Solutions integration Leverage more focused platform with significant cross-selling opportunities One Anixter compensation plan Disciplined project management process Strategic and long tenured relationships Model focused on lowering cost and risk of customers’ supply chain Work with suppliers, acting as extension of marketing team generating demand IN SUMMARY Excellence in Execution One Anixter Consistent Customer and Supplier Focus Delivering Operational Efficiencies Building on Integration Experience © 2015 Anixter Inc.

Introduction of Business Leaders Bill Galvin EVP, Network & Security Solutions Bob Graham EVP, Electrical & Electronic Solutions John Tisera EVP, Utility Power Solutions © 2015 Anixter Inc.

Anixter Investor Day 2015 Bill Galvin EVP, Network & Security Solutions

Agenda Growth Strategy Network & Security Solutions Overview Key Strengths © 2015 Anixter Inc.

Key Metrics Network & Security Solutions at a Glance 2013 2014PF Sales $3.2B $3.9B Adjusted EBITDA $180M $245M Adjusted EBITDA margin 5.7% 6.3% Adjusted ROTC 24.5% 34.9% Anixter 2014 PF Consolidated Sales $7.8B Network & Security Solutions $3.9B 50% © 2015 Anixter Inc.

Global Player with Presence in >50 Countries Emerging Markets 15% North America 75% EMEA 10% Network & Security Solutions 2014 Geographic Mix A True Global Player Success in EMEA and Emerging Markets highlights the value global accounts place on our model Technical support specialists Supply chain specialists Global account reps Business management Sales operations 2,100+ sales specialists supported by: © 2015 Anixter Inc.

Exceeding Market Performance Strong growth in Europe, Middle East and Emerging Markets Taking share Cost structure improved On track with Tri-Ed synergies – focus on execution Platform is scalable – set up to deliver on operating leverage goals Positioned strategically to capitalize on growth in our target markets Key Highlights © 2015 Anixter Inc.

Products are Critical Components of the Connected Infrastructure Network Infrastructure 60% Security Solutions 40% Copper & fiber optic cabling Racks, cabinets & cable management Voice & data networking Wireless Power and cooling Professional Audio/Visual Video surveillance Fire and intrusion detection Servers and storage Security infrastructure Access control and door locking hardware LOW GROWTH HIGH GROWTH MEDIUM GROWTH © 2015 Anixter Inc.

VIDEO Network & Security Solutions Products/Services Fly Through Networks are built on our products… At the Perimeter Within The Enterprise Across the City Video Link Anixter.com/nssproducts © 2015 Anixter Inc.

Tri-Ed Strengthens Our Business Key Metrics Sales $570M Adjusted EBITDA $36M Dealers & customers 20k+ Branches 63 SKUs ~110k Employees 600+ Creates leading global security platform positioned for sustainable growth Expands product set to intrusion detection and fire/life safety Expands access with small and mid-sized customers Provides access to the residential end market Provides extensive branch network Advantages TTM 2Q14 © 2015 Anixter Inc.

Agenda Growth Strategy Network & Security Solutions Overview Key Strengths © 2015 Anixter Inc.

Key Strengths Leading player in attractive markets Broad and diverse customer base Strong relationships with world class suppliers Unmatched global capabilities Industry-leading technical expertise Customized and scalable supply chain solutions © 2015 Anixter Inc.

1. Leading Player in Attractive Markets Network Infrastructure Security Solutions 0-3% CAGR 6-8% CAGR Total Addressable Market: ~$55 billion Growing 3 - 4% Annually ~7% Anixter Projected Market CAGR 5 Year Outlook 2014-2019 © 2015 Anixter Inc.

2. Broad and Diverse Customer Base Retail Transportation Finance Education Service Providers Cloud Providers Government Healthcare Manufacturing Top 20 Network & Security Solutions customers represent less than 15% of segment sales Security Integrators Small Medium Businesses Residential (Tri-Ed) Global Locksmiths (CLARK) Networking Integrators Global Systems Integrators Wireless Integrators Communications Contractors Engineering and Procurement Construction Companies Pro A/V Integrators Consultants Broad End-User Market Touch Broad Specialty Channel Coverage © 2015 Anixter Inc.

3.Strong Relationships with World Class Suppliers © 2015 Anixter Inc.

4. Unmatched Global Capabilities © 2015 Anixter Inc.

Unique, 4,000-square-foot facility designed to test security, data center and industrial communications solutions independent of our manufacturer partners Proof of concept testing for customer security and communications requirements Key product testing areas include: physical security, data infrastructure and industrial communications Anixter IP Assured testing for data centers and IP security 5. Industry-Leading Technical Expertise Infrastructure Solutions Lab Technology Support Services Global engineering team focused on positioning Anixter as a technology leader trusted advisor in the following areas: Data Center– Enterprise networks– Audio Visual Physical security – Wireless Partner with Anixter sales representatives and their customers to assist with: Application consultation – Technology selection Bill of material generation Industry experts that hold technical certifications and participate in a variety of standards bodies Anixter provides unique and unparalleled technical support to customers © 2015 Anixter Inc.

5. Technical Expertise Helps Customers Develop Best Solutions for their Unique Challenges Customer Hennepin County Medical Center Challenge High profile security breaches New IP Camera system Bringing together IT, Facilities and Security departments Solution Visit Anixter Lab, talk with our experts, see the products in action Results IT and Facilities are now onboard for new IP cameras Video Link Anixter.com/hcmc VIDEO © 2015 Anixter Inc.

6. Customized and Scalable Supply Chain Solutions: Connecting the Dots Sourcing Inventory Management Product Enhancement & Packaging Project Coordination Global Logistics © 2015 Anixter Inc.

Agenda Growth Strategy Network & Security Solutions Overview Key Strengths © 2015 Anixter Inc.

Growth Strategy Leverage existing global platform to deliver growth Capitalize on growth opportunities Deliver Tri-Ed synergies © 2015 Anixter Inc.

1. Leverage Existing Global Platform to Deliver Growth Consistent global support for customers Gross margin initiatives Cost structure improvements Operational improvements Volume leverage on higher run rate sale Key Initiatives Drive growth and operating leverage © 2015 Anixter Inc.

2. Capitalize on Growth Opportunities Greater growth in “Low Share” markets: Professional Audio/Visual Power Small to medium-sized business Increasing Supply Chain outsourcing by large customers Wireless / Mobility explosion Data center / Cloud growth Global Account growth and increased spending Security expansion Power Solutions’ customers Tri-Ed model global expansion Product cross selling Growth opportunities © 2015 Anixter Inc.

3. Deliver Tri-Ed Synergies Enhanced geographic reach Expanded service offerings 2015 EBITDA synergy target: $5M 2017 EBITDA synergy target: ~$15M Leveraged purchasing scale Increased customer penetration Expanded product offerings Expense savings © 2015 Anixter Inc.

3. Tri-Ed Synergies – Ahead of Target EBITDA Synergies On track to exceed 2015 target Q3 15 YTD FY 15 FY 16 FY 17 © 2015 Anixter Inc.

Solid Execution will Drive Strong Financial Results 52 Long Term Network & Security Solutions Goals Long Term Organic Sales Growth 100 - 200 bps above market Adjusted ROTC > 28% Adjusted EBITDA Leverage 1.5 – 2.0X © 2015 Anixter Inc.

IN SUMMARY Solid Performance, Increasing Profitability 53 Successfully executing our growth strategy globally Growing our share in both established markets higher growth, less penetrated markets Delivering on the Tri-Ed synergies Technical and supply chain value add are key differentiators Profitability is improving steadily © 2015 Anixter Inc.

Anixter Investor Day 2015 Bob Graham EVP, Electrical & Electronic Solutions

Agenda 55 Key Strengths Growth Strategy Electrical & Electronic Solutions Overview © 2015 Anixter Inc.

W&C at a Glance 56 2014R Sales $2.0B Adjusted EBITDA $157M Adjusted EBITDA % 7.8% Technical sales specialists ~900 Supply Chain specialists 60+ Anixter 2014 PF Consolidated Sales $7.8B Key Metrics © 2015 Anixter Inc.

Global Player with Presence in >30 Countries Emerging Markets 13% North America 72% EMEA 15% 2014 W&C Geographic Mix Countries 30+ Cities 145+ Languages 15+ Currencies 25+ A True Global Player 2014 Kim to send Ryan Support © 2015 Anixter Inc.

Broad and Diverse Customer Base EPC and Electrical Contractors ICC System Integrators Commercial Construction Natural Resources Industrial 65-70% OEM 30-35% Manufacturing OEM’s ICC Panel Shops Harness Assembly Semiconductor Accounting need support – Joe? © 2015 Anixter Inc.

NEW SEGMENT STRUCTURE: Stronger Platform after Power Solutions Acquisition New Segment Electrical & Electronic Solutions Revenue Expanded product offerings Increased customer penetration Expanded service offerings Leveraged purchasing scale Expense savings Consistency check © 2015 Anixter Inc.

Agenda Key Strengths Growth Strategy Electrical & Electronic Solutions Overview © 2015 Anixter Inc.

Key Strengths of Electrical & Electronic Solutions Leading player in attractive markets Partner of choice for world class suppliers Strong relationships with world class customers Truly unique and compelling value proposition © 2015 Anixter Inc.

1. Leading Player in Attractive Markets Total Addressable Market Electrical & Electronic Solutions: Projected to grow at 2-3%CAGR <1% Anixter Geography Industrial OEM US CAN EMEA APAC CALA Globalization of Value Proposition Total Addressable Market W&C: Anixter 2.5% $75B $450B © 2015 Anixter Inc.

2.Partner of Choice for World Class Suppliers Market leading technical expertise makes Anixter the distributor and partner of choice Long standing relationships with top 20 suppliers Strategic partnerships create a unique competitive advantage Anixter reduces supplier fixed costs of selling and servicing numerous items to thousands of customers on short lead times Anixter’s market presence and engineering expertise drive strong supplier loyalty © 2015 Anixter Inc.

3. Strong Relationships with World Class Customers BAE Systems Bechtel CB&I DOW Duke Energy Eaton First Energy Fluor GE Oil & Gas Johnson Controls Kiewit MKS Terex Veca Our core value proposition lowers cost, complexity and risk for our customers © 2015 Anixter Inc.

4. Truly Unique and Compelling Value Proposition Key Differentiators • Global Capabilities with Local Presence • • Customized and Scalable Supply Chain Solutions • • Technical Expertise • © 2015 Anixter Inc.

Agenda Key Strengths Growth Strategy Electrical & Electronic Solutions Overview © 2015 Anixter Inc.

Market Dynamics Play to Our Strengths Vertical market complexity Global economic volatility Consolidation of channel players Fast following competition Market Dynamics Customer Pressures World class specialization Broadening product and solutions offering Leveraging capabilities with complex and Global Accounts Our Strengths Capital efficiency Safety and compliance Geographic expansion Project risk and cost © 2015 Anixter Inc.

Market dynamics play to our strengths Growth Strategy Execute as a world class specialist Increase customer relevance Leverage capabilities with complex and global accounts © 2015 Anixter Inc.

1. Execute as a World Class Specialist World Class Specialization Solution & Specification Engineering Labor Efficiency & Reduction Asset Management & Rationalization Our Key Value Adds © 2015 Anixter Inc.

1.Improving Customer’s Profitability through Unmatched Capabilities Challenge Looking to improve profitably in a competitive market Solution Ready to Install Solutions Results Job completed in 1 day (16 hours) with a one man crew, resulting in a 90% labor savings Video Link Anixter.com/readytoinstall © 2015 Anixter Inc.

Address all major electrical categories Specialized product strategies such as medium voltage Geographic expansion From product to fully integrated solutions Regional vendor specific product management programs Key Initiatives Electrical & Electronic Solutions EBITDA Synergies 2. Increase Customer Relevance – Broaden Product & Solutions Revenue Low voltage product portfolio adds $5 of potential revenue for every $1 of existing Anixter revenue © 2015 Anixter Inc.

Electrical Bulks Commercial Wire and Raceway Specialty Wire & Cable Lighting Switchgear & MCC’s Industrial Control & Relays Motors & Generators Least amount of product differentiation Largest amount of product differentiation 2. Increase Customer Relevance Our Focus © 2015 Anixter Inc.

2. Increasing Relevance through Product Offering Change to 5 Video Link Anixter.com/eesproducts © 2015 Anixter Inc.

3. Leverage Capabilities with Complex and Global Accounts Anixter is the only truly global supplier, on one operating platform, delivering a consistent solution anywhere around the globe Complex OEM Program enhancement and expansion Global EPC Program with coordinated action and communication Dedicated global account sales teams Global and consistent Supply Chain Services and Project Management Team Global Technical Services Team Key Initiatives © 2015 Anixter Inc.

Solid Execution will Drive Strong Financial Results Long Term Electrical & Electronic Solutions Goals Long Term Organic Sales Growth 100 - 200 bps above market Adjusted ROTC >30% Adjusted EBITDA Leverage 1.5 – 2.0X © 2015 Anixter Inc.

Enhanced customer value Expanded TAM by 5x Diversification of revenue/product portfolio Leverage our unique global and consistent value proposition Accelerated revenue growth through expanded customer relationships Integral part of customer’s supply chain Enhanced margins Differentiate in global markets IN SUMMARY Winning through Specialization Execute as a World Class Specialist Increase Relevance to Customers Strong Growth in Global / Complex Accounts © 2015 Anixter Inc.

Anixter Investor Day 2015 John Tisera EVP, Utility Power Solutions

Agenda Key Strengths Why We Win Utility Power Solutions Overview Growth Strategy © 2015 Anixter Inc.

Key Metrics Power Solutions at a Glance 2014 Sales $1.9B Adjusted EBITDA $79M Customers ~13,000 Suppliers 3,800 SKUs 200,000+ Employees ~1,800 Fleet 500+ Locations 150+ Anixter 2014 PF Consolidated Sales $7.8B ECS $3.9B 50% W&C $2.0B 26% Power Solutions $1.9B 24% Utilities Low Voltage © 2015 Anixter Inc.

Strong Growth and Improved Profitability Over the Past 5 Years Note: HD Supply Power Solutions’ fiscal year is a 52- or 53-week period ending on the Sunday nearest January 31 Source: HD Supply Power Solutions financials from HD Supply SEC filings Revenue ~7% CAGR Adjusted EBITDA ~13% CAGR © 2015 Anixter Inc.

NEW SEGMENT STRUCTURE: Utility Power Solutions – A Stronger Business New Segment Expanded product offerings Increased customer penetration Enhanced service offerings Leveraged purchasing scale Expense savings Revenue © 2015 Anixter Inc.

Agenda Key Strengths Why We Win Utility Power Solutions Overview Growth Strategy © 2015 Anixter Inc.

Key Strengths Provide critical components of the utility grid Diverse and loyal set of suppliers and customers Leading share in the large, fragmented electric utility market Multiple factors driving investment in utility infrastructure / grid © 2015 Anixter Inc.

1. Provide Critical Components of the Utility Grid Generation Transmission Substation Distribution Application IOU Key Products MRO Products Lighting Safety Equipment Switches, Insulators, Arrestors and Connectors Line Hardware Steel Structures Fuses, Breakers and Connectors Substations Transformers Fixtures, Lighting and Lamps Smart Meters Wire and Cable Wire and Wiring Devices Wire and Cable Public Power Line Contractor © 2015 Anixter Inc.

1-2 Years 3-4 Years >5 Years 25% 14% 61% ~2,900 Suppliers 1-2 Years 3-4 Years >5 Years 18% 12% 70% ~4,000 Customers Customers Concentration and Tenure 70% of relationships >5 years Suppliers Concentration and Tenure 61% of partnerships >5 years 2. Diverse and Loyal Set of Suppliers and Customers © 2015 Anixter Inc.

3. Leading Share in the Large, Fragmented Electric Utility Market

ANIXTER

Customer Segments	TAM	Electric Utility Market Overview
Investor Owned Utilities  **~45%** of sales	**~$17B**	• Large investor owned utilities • ~100M meters across ~190 utilities • Distribution and direct manufacturer procurement • Utility Power Solutions services long-standing, strategic relationships
Public Power  **~55%** of sales	**~$14B**	• Co-ops and municipalities • ~35M meters across ~2,500 utilities • Procurement primarily through distribution

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4. Multiple Factors Driving Investment in Utility Infrastructure / Grid Coal plant retirements and investment in other generation sources FERC (Federal Energy Regulatory Commission) ROI allowances Grid and substation security requirements including NERC (North American Electric Reliability Corporation) Aging of the T&D infrastructure drives need for new investment in upgrades and maintenance Utilities are investing in reliability and hardening efforts Smart Grid / technology driving infrastructure investment Retirement of coal plants leads to investment in Transmission & Distribution (T&D) infrastructure to connect other generation sources Energy efficiency and anemic load growth create market for new efficient tools and equipment Increased penetration of centralized renewables driven by technology standardization stimulates Transmission & Distribution Regulatory Environmental Infrastructure © 2015 Anixter Inc.

4. Multiple Factors Driving Investment in Utility Infrastructure / Grid $36B 2015 2019 IOU Public Power $31B Growth in Market (’15 – ’19) Estimated share <4% ~4% CAGR © 2015 Anixter Inc.

Agenda Key Strengths Why We Win Utility Power Solutions Overview Growth Strategy © 2015 Anixter Inc.

Safety Technology 1. Proven Execution of High Value Services for Utility Customers Sourcing and Supply Chain Management Solving complex material management problems to reduce inventory, waste and working capital Offering 90+ value-added services Operating on 60+ customer locations Providing unparalleled storm response support Safety is mission critical for utility customers Operational imperative for Utility Power Solutions team, and competitive advantage Utility Power Solutions lost time rate >60% below industry average Innovative, proprietary solutions developed to meet customer needs Extensive customer system integration capabilities Dedicated, customer-facing IT organization Operates as an extension of customers’ IT teams © 2015 Anixter Inc.

2. Legacy Utility Power Solutions Footprint © 2015 Anixter Inc.

2. Expanded Geographic Footprint when Combined with Legacy Anixter Locations © 2015 Anixter Inc.

3. Embedded People, Processes and Systems – Case Study IOU Customer Extensive menu of proven, specialized solutions to meet customer needs Embedded supply Dedicated, on-site personnel Mobile warehouse manager Reservation center Virtual warehouse Actual Sales to IOU Customer Embedded people, process and systems drive innovation and growth Our Solutions The Need Customer needed cost savings and capital management 21% 10 Yr CAGR Our Approach © 2015 Anixter Inc.

IN SUMMARY Why We Win Delivering integrated and comprehensive supply chain solutions Customized capabilities and technology enhance our customers’ productivity Anixter wire and cable specialization now provides complete customer product and service offerings Trusted partners for reliability, efficiency, and emergency support ü ü ü ü © 2015 Anixter Inc.

Agenda Key Strengths Why We Win Utility Power Solutions Overview Growth Strategy © 2015 Anixter Inc.

Significant Growth Opportunities Capture additional share with existing and new customers Leverage material management expertise to service transmission construction Uniquely positioned to capitalize on requirement for substations to upgrade security Excellence in Execution: Utility Power Solutions synergy targets © 2015 Anixter Inc.

1. Capture Additional Share with Existing and New Customers Establish long-term alliances / relationships to provide platform for growth and share expansion Success in winning new customer relationships Large $20M+ alliance in the Midwest – Q4 ’13 New service-only customers in Q1’14 and Q4 ‘15 Large $20M+ alliance in the Southeast – Q3 ’14 Excellence in Execution © 2015 Anixter Inc.

2. Leverage Material Management Expertise to Service Transmission Construction Laydown Yard Our outstanding “warehousing” competency is applied in remote site applications We implement and manage a perpetual inventory management system 15 active projects in 2015 The Opportunity Combilift Our Solution Multi-billion dollar transmission spend over next decade Utilities often lack the bandwidth and expertise to manage these projects EPCs often lack material management expertise, resulting in higher labor cost, project delays, and material loss Pole Section © 2015 Anixter Inc.

3. Uniquely Positioned to Capitalize on Requirement for Substations to Upgrade Security Leverage long-term relationships with electric utilities NERC requirements to enhance substation security Industry-leading, specialized substation security product and service offering Substation automation, protection, and control systems have changed, and will continue to do so with technology advancements © 2015 Anixter Inc.

4. Excellence in Execution: Delivering Utility Power Solutions Synergy Targets 100 EBITDA Synergy Targets Expanded product offerings Enhanced geographic reach Increased customer penetration Deeper service offerings Leveraged purchasing scale Expense savings Advantages © 2015 Anixter Inc.

Solid Execution will Drive Strong Financial Results 101 Long Term Utility Power Solutions Goals Long Term Organic Sales Growth 200 - 300 bps above market Adjusted ROTC > 24% Adjusted EBITDA Leverage 1.7 – 2.0X © 2015 Anixter Inc.

IN SUMMARY Utility Power Solutions Growth Set to Accelerate 102 Access to new suppliers and products … wire and cable specialization and security Access to new customers Powerful platform for significant growth Three primary differentiators expand opportunities and drive customer value ü ü ü ü © 2015 Anixter Inc.

Anixter Investor Day 2015 Ted Dosch EVP, Finance and CFO

Agenda 104 Driving Excellence in Execution Repositioned and Strengthened the Business Attractive Financial Profile © 2015 Anixter Inc.

Strategic Actions Add $1.6B to Sales Run Rate 105 Sales Bridge 2013 - 2014 PF $B Note: numbers do not foot due to rounding +$1.6 © 2015 Anixter Inc.

Our New Segment Structure Previous Structure Changes Repositioned Segment Structure 2014 PF Sales Segment Name Estimated 2014 PF Sales Enterprise Cabling & Security Solutions $3.9 Network & Security Solutions $3.9 Electrical and Electronic Wire & Cable $2.0 + $0.6 Low voltage – $0.2 Utility Electrical & Electronic Solutions $2.4 Power Solutions $1.9 + $0.2 Utility – $0.6 Low voltage Utility Power Solutions $1.5 Total $7.8 $7.8 ECS 50% W&C 26% PS 24% Network & Security Solutions 50% Utility Power Solutions 19% Electrical & Electronic Solutions 31% 106 $ Billions © 2015 Anixter Inc.

Strategic Actions Change Financial Profile, But Most Importantly Drive Increased ROTC 107 ROTC Tri-Ed and PS: Higher ROTC Lower gross margin Lower operating expense Lower working capital Key Changes to Our Financial Profile Fasteners: Lower ROTC Higher gross margin Higher operating expense Higher working capital +270 bps © 2015 Anixter Inc.

A CLOSER LOOK AT THE CHANGES TO OUR FINANCIAL PROFILE: Increased Adjusted EBITDA and Improved Asset Efficiency Improved Working Capital Efficiency ($M) Increased Adjusted EBITDA ($M) 6.4% 6.0% % of sales 20.4% 22.1% -170 bps % of sales 108 -40 bps © 2015 Anixter Inc.

Strategic Actions Create Synergy and Accretion Opportunities

ANIXTER

Revenues
- Expanded product offerings
- Enhanced geographic reach
- Increased customer penetration
- Expanded service offerings

Gross margin
- Leveraged purchasing scale

Operating expense
- IT and G&A savings

EBITDA Synergy Targets:

- Tri-Ed: ~$15M in 2017
- Low voltage: ~$19M in 2018
- Utilities: ~$6M in 2018

CUMULATIVE:
~$40M in 2018





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Agenda 110 Driving Excellence in Execution Repositioned and Strengthened the Business Attractive Financial Profile © 2015 Anixter Inc.

Attractive Financial Profile 2. Efficient working capital 1. Stable gross margin 4. Capital returns to shareholders 3. Cash flow flexibility 111 © 2015 Anixter Inc.

1.Stable Gross Margin Despite Copper Cost Volatility Gross Margin and Average Copper Price Each $0.10 change in the price of copper results in ~$12M impact on sales and ~$0.04 - $0.06 impact on diluted EPS on an annual basis Sales Sensitivity to Copper Prices Avg. copper price Gross margin © 2015 Anixter Inc.

2. Working Capital Discipline Contributes to Strong Cash Flow Cash-to-Cash Days 89 days 82 days 80 days 10% improvement © 2015 Anixter Inc.

3. Counter-Cyclical Free Cash Flow Provides Financial Flexibility Free Cash Flow ($M) and Sales Growth (YoY) (20.5)% YOY % (10.5)% 1.7% 24.9% 17.6% 28.8% 17.7% 4.1% (18.9)% 10.4% 16.5% 1.7% (0.4)% 3.5% Free Cash Flow $ millions Sales Growth % © 2015 Anixter Inc.

Free Cash Flow 4. Strong Record of Returning Value to Shareholders Growth and Debt Reduction Returned to Shareholders Fund organic growth Debt reduction Acquisitions Return value to shareholders through share repurchases and dividends Short term goal is to return to target leverage range Long term goal is to resume historical capital allocation pattern ~2/3 ~1/3 Note: for 20-year period ending 2014 Anixter returned approximately 2/3 of free cash flow to shareholders © 2015 Anixter Inc.

GOING FORWARD: Near Term Cash Flow Allocation Priority is to Return to Target Debt Levels Target Debt-to-Capital: 45 - 50% Target Debt / Adj. EBITDA: 2.5 - 3.0X Debt / Adjusted EBITDA Debt-to-Capital 3.6X 52% * Includes off balance sheet ARC debt © 2015 Anixter Inc.

Agenda Driving Excellence in Execution Repositioned and Strengthened the Business Attractive Financial Profile © 2015 Anixter Inc.

Driving Excellence in Execution – Our Priorities Capitalize on all available growth levers Deliver $40M in cumulative run rate synergies by 2018 Achieve long term financial goals EXCELLENCE IN EXECUTION Execute on operational performance levers 1 2 3 4 © 2015 Anixter Inc.

1.Capitalize on Multiple Long Term Revenue Growth Opportunities Security products Low voltage electrical products Industrial Communication and Control Wireless Professional audio/visual Data and mobility usage Physical security Non-residential construction Residential construction Electrical grid infrastructure Oil and gas headwinds Deflationary pressures One Anixter Synergistic cross-selling Multi-tenant data centers Small and mid-sized customers Digital marketing and eCommerce Core Market Growth Product Line & Service Offering Expansion Market Share Gains Expansion of security and low voltage products into Canada, Mexico and EMEA Expansion of utility products into Western Canada and Mexico Geographic Growth Organic Growth Goals: 150 - 250 bps above market 4 - 6% CAGR © 2015 Anixter Inc.

Balance Sheet Discipline 2. Execute on Operational Performance Levers Profitable Sales Growth Cost Management Innovative product offerings and expertise Expanded supply chain services Leverage synergy opportunities Sourcing strategies: direct and indirect Competitive cost structure mentality Day-to-day cost management discipline Rationalize footprint Working capital initiatives Capital management © 2015 Anixter Inc.

3.Deliver $40 Million in Cumulative Run Rate EBITDA Synergies by 2018 Tri-Ed Low Voltage Utility $40M + $30M $17M $5M Tri-Ed: $80 Million Power Solutions: $200 Million Year 3 Run Rate Sales Synergy Goals © 2015 Anixter Inc.

4. Achieve Long Term Financial Goals 2010 - 2014 Average Long Term Goal Organic Sales Growth 4.4% 4 - 6% Adjusted EBITDA Margin 6.4% 6.5 – 7.0% Adjusted EBITDA Leverage 1.6X 1.5 - 2.0X Working Capital as a % of Sales 23% <20% Adjusted ROTC 25% >28% Debt / Adjusted EBITDA 2.4X 2.5 - 3.0X Debt-to-total Capital 48% 45 - 50% © 2015 Anixter Inc.

Compelling Investor Value Proposition Results from our Compelling Customer Value Proposition Customer value proposition Reduce cost, complexity and risk in our customers’ supply chains Investor value proposition Leading positions in attractive businesses Differentiators create competitive advantage and barriers to entry Globally scalable business model Financial strength and capital efficiency Visibility to growth, ability to deliver synergies © 2015 Anixter Inc.

IN SUMMARY Repositioned with Stronger Financial Profile and Disciplined Execution Repositioned and Strengthened Attractive Financial Profile Disciplined Focus 3 strategic actions More synergistic businesses More predictable performance with strong cash flow Less cyclical, reduced EMEA exposure Laser focus on execution Clear goals Integration excellence $7.8B © 2015 Anixter Inc.

Q&A Key Messages Today Acquired Tri-Ed and Power Solutions Divested Fasteners Repositioned and Strengthened the Business Leading position in attractive businesses Differentiators create a competitive advantage Platform for Sustainable Growth Delivering synergies Capitalizing on growth drivers Excellence in Execution © 2015 Anixter Inc.

Appendix

Appendix Glossary Footnotes 2001-2015 Adjusted EBITDA Reconciliation 2001-2015 Debt to Adjusted EBITDA Reconciliation 2014 Pro Forma Sales Reconciliation 2014 Pro Forma Adjusted EBITDA Reconciliation 2009-2014 Adjusted Operating Income and ROTC Reconciliation Segment Adjusted EBITDA and ROTC Reconciliation © 2015 Anixter Inc.

1. Glossary

By order of occurrence in presentation

B	billions
M	millions
ROTC	return on tangible capital
CAGR	compound annual growth rate
Bps	basis points
PF	pro forma
ECS	Enterprise Cabling & Security Solutions
W&C	Electrical and Electronic Wire and Cable
PS	Power Solutions
Opex	total operating expense
SKUs	stockkeeping units
EMEA	Europe, middle east and Africa
TAM	total addressable market
EPCs	Engineering, procurement and construction
EDI	electronic data interchange
B2B	business to business
B2C	business to consumer
CALA	Central and Latin America
APAC	Asia Pacific, Australia and China
IP	internet protocol
OEM	original equipment manufacturer
ICC	Industrial Communication and Control
MCCs	Motor control centers
IOU	investor owned utility
MRO	maintenance, repair and operations
Yrs	years
FERC	US Federal Energy Regulatory Commission
NERC	North American Electric Reliability Corporation
T&D	transmission and distribution
G&A	general and administrative
Avg	average
YoY	Year-over-year
NA	North America
EM	Emerging markets
USD	US dollar
OGP	Oil, gas and petrochemical

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2. Footnotes Industry and Market Data Certain information contained in this presentation concerning our industry and the markets in which we operate is based on information from independent industry and research organizations and other third-party sources, and management estimates. Management estimates are derived from information released by independent industry and research analysts and third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data and our knowledge of such industry and markets, which we believe to be reasonable.  We believe the data from these third-party sources is reliable but we do not warrant the accuracy or reliability of such information.   In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, as discussed in our reports filed with the Securities and Exchange Commission.  These and other factors could cause results to differ materially from those expressed in the estimates made by these third-party sources. In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) above, this presentation includes certain financial measures computed using non-GAAP components as defined by the SEC. Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented. Appendix slides are included to reconcile non-GAAP financial measures. Information Presented in the Slides 2014 PF: 2014 pro forma includes full-year pro forma results for Tri-Ed and Power Solutions and excludes Fasteners. 2014 R: 2014 restated excludes Fasteners, and includes a reclassification between the ECS and W&C segments. 2001 – 2014: Information presented for these periods, unless otherwise disclosed, represents information historically reported which includes results from Fasteners. Adjusted EBITDA: Calculated by taking net income from continuing operations plus interest, taxes, depreciation, intangible amortization, foreign exchange & other, stock-based compensation, and any one-time items identified in the company’s earnings releases. ROTC and Adjusted ROTC: Return on tangible capital is calculated by taking operating profits, excluding intangible amortization and one-time items identified in our earnings releases, divided by average tangible capital. Working capital as a % of sales: Defined as the net of current assets less current liabilities divided by annual sales. Cash-to-cash days: Defined as Days Sales Outstanding (DSO) + Days Inventory Outstanding (DIO) – Days Payable Outstanding (DPO). DSO is calculated by taking the accounts receivable period-end balance divided by the average daily sales. DPO is calculated by taking the accounts payable period-end balance divided by the average daily cost of sales. DIO is calculated by taking the inventory period-end balance divided by the average daily cost of sales. Free cash flow: Defined as cash from operations less capital expenditures. © 2015 Anixter Inc.

3.2001-2015 Adjusted EBITDA Reconciliation © 2015 Anixter Inc.

4. 2001–2015 Debt to Adjusted EBITDA Reconciliation

ANIXTER

(in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	QTR3 2015 TTM
Total Debt	$ 384.8	$ 443.7	$ 484.9	$ 412.4	$ 625.1	$ 809.3	$ 943.2	$1,102.0	$ 829.6	$ 892.1	$ 809.8	$ 977.5	$ 831.1	$1,207.7	$1,285.4
Total Equity	$ 563.1	$ 634.8	$ 690.8	$ 763.0	$ 706.4	$ 962.0	$1,092.5	$1,072.8	$1,024.1	$1,010.8	$1,001.2	$ 969.9	$1,027.4	$1,133.0	$1,196.0
Debt / Equity	68%	70%	70%	54%	88%	84%	86%	103%	81%	88%	81%	101%	81%	107%	107%
Debt to Total Capitalization	40.6%	41.1%	41.2%	35.1%	46.9%	45.7%	46.3%	50.7%	44.8%	46.9%	44.7%	50.2%	44.7%	51.6%	51.8%
Debt / Adjusted EBITDA	2.33	3.87	4.02	2.58	2.85	2.19	1.96	2.28	3.37	2.81	1.96	2.42	2.09	2.88	3.56
Cash from operations (1)	$ 288.5	$ 165.7	$ 123.6	$ 57.0	$ 0.5	$ (40.0)	$ 138.2	$ 125.0	$ 440.9	$ 195.2	$ 145.8	$ 142.9	$ 334.5	$ 104.2	
Capital expenditures (1)	(22.0)	(16.9)	(25.9)	(14.5)	(15.0)	(25.0)	(36.1)	(32.4)	(21.9)	(19.6)	(26.4)	(34.2)	(32.2)	(40.3)	
Free cash flow	$ 266.5	$ 148.8	$ 97.7	$ 42.5	$ (14.5)	$ (65.0)	$ 102.1	$ 92.6	$ 419.0	$ 175.6	$ 119.4	$ 108.7	$ 302.3	$ 63.9	
Free cash flow / Net income	na	na	na	na	na	na	na	na	na	160%	59%	87%	151%	33%	

(1) - Cash from operations and capital expenditures was pulled from historical 10-K's. The cash flow statements were not historically restated for discontinued operations.

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5. 2014 Pro Forma Sales Reconciliation 2014 Pro Forma Sales by Previous Reporting Structure (in billions) ECS W&C Fasteners Power Solutions Anixter International Inc (in billions) North America EMEA Emerging Markets Anixter International Inc (in billions) Network & Security Solutions Electrical & Electronic Solutions Utility Power Solutions Anixter International Inc (1) Segment reclass did not impact geographies. 2014 Pro Forma Sales by Repositioned Segment Structure 2014 Pro Forma Sales by Geography 2014 Reported Segment Reclass Fasteners Tri-Ed Power Solutions 2014 Pro Forma 3.4 $ 0.1 $ - $ 0.4 $ - $ 3.9 $ 50% 2.1 (0.1) - - - 2.0 26% 0.9 - (0.9) - - - 0% - - - - 1.9 1.9 24% 6.4 $ - $ (0.9) $ 0.4 $ 1.9 $ 7.8 $ 100% 2014 Reported Segment Reclass (1) Fasteners Tri-Ed Power Solutions 2014 Pro Forma 4.4 $ - $ (0.4) $ 0.4 $ 1.9 $ 6.3 $ 82% 1.1 - (0.4) - - 0.7 8% 0.9 - (0.1) - - 0.8 10% 6.4 $ - $ (0.9) $ 0.4 $ 1.9 $ 7.8 $ 100% 2014 Pro Forma Low Voltage Reclass Utility Reclass Estimated 2014 Pro Forma 3.9 $ - $ - $ 3.9 $ 50% 2.0 0.6 (0.2) 2.4 31% 1.9 (0.6) 0.2 1.5 19% 7.8 $ - $ - $ 7.8 $ 100% Acquistions Acquistions © 2015 Anixter Inc.

6. 2014 Pro Forma Adjusted EBITDA Reconciliation

(in millions)	Fiscal Year Ended January 2, 2015					Fiscal Year Ended February 1, 2015		
	Anixter International Inc (1)	Fasteners (2)	As Adjusted	Tri-Ed (3)	Anixter International Inc. Adjusted	Power Solutions (4)	Pro Forma Adjustments for Power Solutions	Pro Forma Combined
Net Sales	**$ 6,445.5**	**$ (938.5)**	**$ 5,507.0**	**$ 419.6**	**$ 5,926.6**	**$ 1,909.1**	**$ -**	**$ 7,835.7**
Net income from continuing operations	194.8	(31.4)	163.4	6.5	169.9	35.6	(30.1) (5)	175.4
Interest expense (income)	48.1	(3.6)	44.5	10.1	54.6	(0.3)	30.2	84.5
Income taxes	100.0	(13.8)	86.2	2.3	88.5	6.4	(3.0)	91.9
Depreciation	24.0	(4.0)	20.0	0.6	20.6	6.6	-	27.2
Amortization of intangible assets	11.7	(1.1)	10.6	10.2	20.8	19.6	2.9	43.3
EBITDA	**$ 378.6**	**$ (53.9)**	**$ 324.7**	**$ 29.7**	**$ 354.4**	**$ 67.9**	**$ -**	**$ 422.3**
Foreign exchange and other non-operating expense (income)	18.0	(2.0)	16.0	0.4	16.4	(0.1)	-	16.3
Stock-based compensation	13.8	(1.2)	12.6	-	12.6	2.9	-	15.5
Restructuring charge	-	-	-	-	-	1.2	-	1.2
Acquisition and integration costs	8.3	(1.1)	7.2	-	7.2	-	-	7.2
Employee related and corporate allocation adjustments (6)	-	-	-	-	-	10.6	-	10.6
Compensation related (7)	-	-	-	-	-	(0.4)	-	(0.4)
Non-cash charges (8)	-	-	-	-	-	0.1	-	0.1
Adjusted EBITDA	**$ 418.7**	**$ (58.2)**	**$ 360.5**	**$ 30.1**	**$ 390.6**	**$ 82.2**	**$ -**	**$ 472.8**
Incremental costs (9)	-	-	-	-	-	(4.7)	-	(4.7)
Combined Adjusted EBITDA	**$ 418.7**	**$ (58.2)**	**$ 360.5**	**$ 30.1**	**$ 390.6**	**$ 77.5**	**$ -**	**$ 468.1**
Combined Adjusted EBITDA Margin								**6.0%**

(1) As reported in our SEC Form 10-K for fiscal year 2014.

(2) To reflect the sale of the Anixter's Fasteners business as disclosed in our SEC Form 8-K filed on June 3, 2015.

(3) To reflect the results of operations of the Tri-Ed business from the beginning of fiscal year 2014 through the date of acquisition of Septemer 17, 2014.

(4) Power Solutions net income and components of EBITDA as reported in Exhibit 99.5 in our SEC Form 8-K filed on August 4, 2015.

(5) As reported in Exhibit 99.3 in our SEC form 8-K filed on October 5, 2015.

(6) Represents non-recurring employee related cost adjustments such as bonus and severance, as well as corporate allocations.

(7) Primarily represents a true-up bonus expense to actual amounts paid.

(8) Primarily represents removing the results of a small business divested and a reversal of excess reserves recorded in prior periods for inventory subsequently sold.

(9) Represents estimated incremental costs expected to be incurred by Anixter to support the Power Solutions business.

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7. 2009-2014 Adjusted Operating Income and ROTC Reconciliation © 2015 Anixter Inc.

8. Segment Adjusted EBITDA and ROTC Reconciliation W&C ECS (in millions) 2014 R 2013 2014 R Tri-Ed PF 2014 PF Net Sales 2,025.8 $ 3,174.5 $ 3,481.2 $ 419.6 $ 3,900.8 $ Net income from continuing operations 139.0 $ 160.5 $ 182.8 $ 6.4 $ 189.2 $ Interest expense - - - 10.1 10.1 Income taxes - - - 2.3 2.3 Depreciation 7.5 11.5 12.6 0.6 13.2 Amortization of intangible assets 5.7 0.8 4.8 10.2 15.0 EBITDA 152.2 $ 172.8 $ 200.2 $ 29.6 $ 229.8 $ FX & Other - - - 0.4 0.4 Stock Compensation 4.9 7.4 7.7 - 7.7 Acquisition and integration costs 0.2 - 7.0 - 7.0 Adjusted EBITDA 157.3 $ 180.2 $ 214.9 $ 30.0 $ 244.9 $ Adjusted EBITDA Margin 7.8% 5.7% 6.2% 7.1% 6.3% Adjusted ROTC Reconciliation Operating income, reported 139.0 160.5 182.8 19.2 202.0 Acquisition and integration costs 0.2 - 7.0 - 7.0 Adjusted operating income 139.2 160.5 189.8 19.2 209.0 Amortization of intangible assets 5.7 0.8 4.8 10.2 15.0 Adjusted operating income less intangible amortization 144.9 161.3 194.6 29.4 224.0 Average Tangible Capital 536.9 $ 657.9 $ 662.9 $ 641.4 $ Adjusted ROTC 27.0% 24.5% 29.4% 34.9% ECS © 2015 Anixter Inc.

Biographies

© 2015 Anixter Inc.

© 2015 Anixter Inc.